Exhibit 24
POWER OF ATTORNEY
     Each of the undersigned, being a director and/or officer of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints John A. Allison IV, Christopher L. Henson and M. Patricia Oliver, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-4 (the “Registration Statement”) relating to the issuance of shares of the Company’s common stock, $5.00 par value per share, in connection with the acquisition by the Company of Main Street Banks, Inc., a corporation chartered under the laws of the State of Georgia, and to file any and all amendments, including post-effective amendments, to the Registration Statement (and to file any subsequent registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to the Registration Statement), making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.
     This Power of Attorney has been signed by the following persons in the capacities indicated on January 24, 2006.
/s/     John A. Allison IV

Name: John A. Allison IV

Title:	Chairman of the Board and Chief Executive Officer (principal executive officer)
/s/     Edward D. Vest

Name: Edward D. Vest

Title:	Executive Vice President and Corporate Controller (principal accounting officer)
/s/     Nelle Ratrie Chilton

Name: Nelle Ratrie Chilton

Title:	Director
/s/     Ronald E. Deal

Name: Ronald E. Deal

Title:	Director
/s/     Barry J Fitzpatrick

Name: Barry J Fitzpatrick

Title:	Director
/s/     L. Vincent Hackley

Name: L. Vincent Hackley

Title:	Director
/s/     John P. Howe III, M.D.

Name: John P. Howe III, M.D.

Title:	Director
/s/     James H. Maynard

Name: James H. Maynard

Title:	Director
/s/     J. Holmes Morrison

Name: J. Holmes Morrison

Title:	Director

By:	/s/ M. Patricia Oliver

M. Patricia Oliver
Attorney-in-Fact
/s/     Christopher L. Henson

Name: Christopher L. Henson

Title:	Senior Executive Vice President and Chief Financial Officer (principal financial officer)
/s/     Jennifer S. Banner

Name: Jennifer S. Banner

Title:	Director
/s/     Anna R. Cablik

Name: Anna R. Cablik

Title:	Director
/s/     Tom D. Efird

Name: Tom D. Efird

Title:	Director
/s/     Jane P. Helm

Name: Jane P. Helm

Title:	Director
/s/     Nido R. Qubein

Name: Nido R. Qubein

Title:	Director
/s/     E. Rhone Sasser

Name: E. Rhone Sasse

Title:	Director
/s/     Albert O. McCauley

Name: Albert O. McCauley

Title:	Director